UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2013

Evolution Petroleum Corporation

(Exact name of registrant as specified in its charter)

001-32942

(Commission File Number)

Nevada (State or Other Jurisdiction of Incorporation)	41-1781991 (I.R.S. Employer Identification No.)

2500 City West Blvd., Suite 1300, Houston, Texas 77042

(Address of Principal Executive Offices)

(713) 935-0122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on December 5, 2013 in Houston, Texas at the Company’s principal executive offices. At the Annual Meeting, stockholders were requested to (1) elect directors to hold office until the 2014 Annual Meeting of Stockholders;  (2) ratify the appointment of Hein & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2014; (3) to approve in a non-binding advisory vote the compensation of the Company’s named executive officers; and (4) to determine in a non-binding advisory vote, whether a stockholder vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years,  all of which were described in the Company’s Notice of Annual Meeting and Proxy Statement.

The following actions were taken by the Company’s stockholders with respect to each of the proposals:

1.              Elect directors to hold office until the 2014 Annual Meeting of Stockholders. The number of votes cast in favor of each nominee was as follows:

	Common Shares	Withheld	Broker non-votes

Robert S. Herlin	18,304,260	290,764	7,137,124

William E. Dozier	18,466,403	128,621	7,137,124

Gene G. Stoever	18,462,284	132,740	7,137,124

Edward J. DiPaolo	18,135,092	459,932	7,137,124

Kelly W. Loyd	18,370,760	224,264	7,137,124

No other person received any votes.

2.             Ratify the appointment of Hein & Associates LLP, an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending June 30, 2014.  The appointment was ratified and the voting was as follows:

FOR	AGAINST	ABSTAIN

25,640,610	78,366	13,172

3.                      To approve, in a non-binding advisory vote, the compensation of our named executive officers.  The proposal was approved as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

17,987,085	580,730	27,209	7,137,124

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4.             To determine, in a non-binding advisory vote, whether a stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years.  Shareholders voted to approve the proposal to have the frequency of the non-binding vote on executive compensation to occur every year, approved as follows:

3 YEARS	2 YEARS	1 YEAR	ABSTAIN	BROKER NON-VOTE

5,183,993	5,109,692	8,167,302	134,037	7,137,124

The Company presently expects to include in its proxy statement for its next Annual Meeting a proposal for a non-binding advisory vote on the compensation of its named executive officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Dated: December 17, 2013	By:	/s/Sterling H. McDonald
	Name:	Sterling H. McDonald
	Title:	Vice President, Chief Financial Officer and Treasurer

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